Preliminary Information Statement
Dated: April 12, 1999


                               REXFORD, INC.


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 3, 1999

TO THE SHAREHOLDERS OF REXFORD, INC.:

     A special meeting of the shareholders (the "Special Meeting") of Rexford, Inc., the ("Company"), will be held at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, at 10:00 a.m., Mountain Time, to ratify and approve the Agreement and Plan of Reorganization (the "Acquisition Proposal")entered into between the Company and Chicago Map Corporation ("CMC") that provides for

     (A) the implementation of a 1-for-70 reverse split of all of the Company's issued and outstanding shares of common stock;

     (B) the issuance of 10,500,000 shares of the Company's post-reverse split common stock to the CMC shareholders in exchange for all of the CMC common stock;

     (C) changing the name of the Company to "Lexon Technologies, Inc."; and

     (D) electing Steven J. Peskaitis, Mike Barnett, Paris Karahalios, and Thomas W. Rieck, all nominees of CMC, as directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The approval of the Acquisition Proposal by the shareholders will constitute approval of each of the foregoing.

     At the Special Meeting the shareholders will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ACQUISITION PROPOSAL WHICH IS DESCRIBED IN MORE DETAIL IN THE ACCOMPANYING INFORMATION STATEMENT.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 26, 1999 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES, HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE ACQUISITION PROPOSAL. AS A RESULT, THE ACQUISITION PROPOSAL WILL BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS. ALTHOUGH MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT DOES, HOWEVER, ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /S/Dennis Blomquist, President
Scottsdale, Arizona

                                 REXFORD, INC.

                            INFORMATION STATEMENT

     This Information Statement is furnished to the shareholders of the Company in connection with a Special Meeting to be held on May 3, 1999, at 10:00 a.m., Mountain Time, at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, and at any adjournment(s) thereof.

     At the Special Meeting, the shareholders will consider and vote on the Acquisition Proposal and ratify and approve the Agreement and Plan of Reorganization entered into between the Company and Chicago Map Corporation ("CMC") that provides for:

     (A) the implementation of a 1-for-70 reverse split of all of the Company's issued and outstanding shares of common stock;

     (B) the issuance of 10,500,000 shares of the Company's post-reverse split common stock to the CMC shareholders in exchange for all of the CMC common stock;

     (C) changing the name of the Company to "Lexon Technologies, Inc."; and

     (D) electing Steven J. Peskaitis, Mike Barnett, Paris Karahalios, and Thomas W. Rieck, all nominees of CMC, as directors of the Company, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     Approval of the Acquisition Proposal by the shareholders will constitute approval of each of the foregoing. At the Special Meeting the Shareholders will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, HOWEVER SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT APRIL 23, 1999 TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING.

     Only holders of record of the 70,000,000 shares of Common Stock of the Company outstanding as of March 26, 1999 (the "Record Date"), are entitled to vote at the Special Meeting. Each shareholder has the right to one vote for each share of the Company's common stock owned. Cumulative voting is not provided for. Holders of more than 50% of the 70,000,000 shares issued and outstanding must be represented at the Special Meeting to constitute a quorum for conducting business. Approval of the proposals discussed above requires the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock.

     The Company's officers, directors, and principal shareholders owning or controlling, in the aggregate, greater than 50% of the issued and outstanding shares of Common Stock on the Record Date have indicated their intention to vote in favor of the Acquisition Proposal. Accordingly, the Acquisition Proposal will be approved without the affirmative vote of any other shares.

THE ACQUISITION PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Terms of the Acquisition
------------------------

     On March 26, 1999, the Company and CMC entered into an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Information Statement (the "Acquisition Agreement"). The following discussion regarding the terms of the Acquisition Agreement is subject to, and qualified in its entirety by, the detailed provisions of the Acquisition Agreement and the any exhibits thereto.

     The Acquisition Agreement provides that the 15,000 shares of CMC Common Stock held by the CMC Shareholders will be exchanged for 10,500,000 shares of the Company's Common Stock. No fractional shares will be issued to the CMC Shareholders and the Company will round the number of shares of the Company's Common Stock to be issued to such stockholder to the nearest whole share.

     As a condition to the Acquisition Agreement, the Company will effect a 1-for-70 reverse stock split (the "Reverse Split") of the Company's Common Stock, so that shareholders of the Company prior to such Reverse Split will receive 1 share of the Company's Common Stock for each 70 shares of Common Stock held on the Record Date for the Reverse Split, rounded downward to the nearest whole share. This Reverse Split would reduce the Company's issued and outstanding stock from 70,000,000 to 1,000,000 shares. After giving effect to the Reverse Split and the issuance of 10,500,000 shares of Common Stock issued to the CMC Shareholders in exchange for the 15,000 of CMC Common Stock, the Company will have 11,500,000 shares issued and outstanding.

     The Reverse Split will not change the par value or authorized capitalization of the Company. The rights of existing shareholders will not be altered and no shareholders will be eliminated as a result of the Reverse Split. The Reverse Split will have no effect on the stockholders' equity of the Company, other than the transfer of approximately $56,106 in stated capital to additional paid-in capital.

     If, as a result of implementation of the Reverse Split, any shareholder would be entitled to receive a fractional share, the Company will not issue any fractional shares. Instead, shares will be rounded downward to the nearest whole number. All shares turned in to the Company as a result of the Reverse Split will be canceled and returned to the status of authorized but unissued shares. Therefore, after the Reverse Split is implemented, the Company will still have an authorized capitalization of 100,000,000 shares of Common Stock, of which 1,000,000 shares will be issued and outstanding and after giving effect to the issuance of 10,500,000 shares under the terms of the Acquisition Agreement, 11,500,000 shares will be issued and outstanding.

     Following the implementation of the Reverse Split and approval of the Acquisition Proposal, each holder of shares of the Company's Common Stock shall, upon the surrender of the certificate or certificates representing such shares to the Company's registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the Company's Common Stock, reflecting the new shares and name change of the Company.

     As a condition precedent to the consummation of the transactions contemplated by the Acquisition Agreement, the shareholders of the Company are to adopt and approve all required or necessary resolutions to adopt an amendment to the Company's certificate of incorporation that provides for changing the name of the Company to "Lexon Technologies, Inc," and elect Steven J. Peskaitis, Mike Barnett, Paris Karahalios, and Thomas W. Rieck, the nominees of CMC to the Company's Board of Directors, to replace the Company's current Board of Directors.

     As soon as practicable following approval of the Acquisition Proposal by the Company's shareholders, a Certificate of Amendment and such other documents as are required by the provisions of the corporate statutes of the states of Delaware and Illinois to complete the acquisition of CMC are to be filed with the Secretary of State of States of the state of Delaware and Illinois. The "Effective Date" of the acquisition shall be the date the filing of such documents shall become effective.

A.   Name Change
      -----------

     In connection with the acquisition of CMC, the Company desires to change the name of the Company to Lexon Technologies, Inc. or such derivation thereof, as may be acceptable to the Board of Directors and available for use in the state of Delaware and the jurisdictions in which the activities of the Company would require the Company to qualify to do business in those jurisdictions. Management of the Company believes that the new name will be more reflective of the Company's diverse activities following the acquisition.


B.     Election of Board of Directors
       ------------------------------

     The names of the Company's current executive officers and directors and the positions held by each of them are set forth below:

                             Position with                 Director and/or
     Name               Age  the Company                   Officer Since
--------------------    ---  ---------------------         ------------------

Dennis Blomquist        47   President and Chairman             1992
Ron Featherstone        48   Vice President and Director        1992
Mark A. Scharmann       40   Treasurer and Director             1992
Tom Sollami             48   Secretary and Director             1992


     The Company's officers and directors have served in such positions since the dates indicated above. Such persons will not stand for re-election at the Special Meeting. In connection with the proposed acquisition of CMC, Steven
J. Peskaitis, Mike Barnett, Paris Karahalios, and Thomas W. Rieck, the nominees of CMC, have been nominated for election as directors of the Company. Certain biographical information with respect to each of such persons is set forth herein below. Each director, if elected by the shareholders, will serve until the next annual meeting and until his successor is duly elected and qualified.

     Set forth on the following page is certain information relating to the business experience of each of CMC's nominees for directors of the Company for the past five years.

     Steven J. Peskaitis, age 24, is a co-founder of CMC and has been its President since its inception in 1990. Mr. Peskaitis has been influential in all phases of the Company's operations.

     Mike Barnett, age 41, has served as the director of corporate licensing for CMC since 1996. From 1994 through 1996, Mr. Barnett was the director of sales and marketing from American Technologies, Fond du Lac, Wisconsin, a manufacturer of software for satellite communications and vehicle monitoring products for the over-the-road trucking market. Mr. Barnett received a B.S. in Management from Oregon State University, Salem, Oregon in _____.

     Paris Karahalios, age 44, is a co-founder of TRIUS, Inc. and has served and the president and C.E.O. since its inception in August 1990. TRIUS, Inc., located in North Andover, Massachusetts, is a developer of mapping technology. CMC acquired the assets of TRIUS, Inc. in March 1999. Mr. Karahalios was a M.S. in Nuclear Engineering/Fusion and a B.S. in Nuclear Engineering from the University of Lowell, Lowell, Massachusetts, in 1977 and 1981, respectively, and has been published in various software and scientific magazines.

     Thomas W. Rieck, age 53, has since 1980 been the president of the law firm Rieck and Crotty, P.C., Chicago, Illinois, legal counsel to CMC. Since 1992, Mr. Rieck has served as a board member of SigmaTron International, Inc. (NASDAQ: SGMA), Elk Grove Village, Illinois, a electronics contract assembly manufacturer. Since 1987, Mr. Rieck has served as a board member for Circuit Systems, Inc. (NASDAQ: CSYI), Elk Grove Village, Illinois, a manufacturer of printed circuit boards. Mr. Rieck is a member of both the Chicago and American Bar Associations.

Set forth below is biographical information on each of the current directors of the Company.

     Dennis Blomquist has served as an officer and director of the Company since 1992. For the past five years, Mr. Blomquist has been a self-employed business consultant providing data base administration, development and computer related services. From June 1996 to December 1997, Mr. Blomquist worked for Parami Productions, Inc., Studio City, California, a film and television development company as director of development.

     Ron A. Featherstone has served as an officer and director of the Company since 1992. Since July 1995, Mr. Featherstone has been the executive vice president for Investors First Ventures, Ltd, Scottsdale, Arizona, a financial consulting firm. From 1993 through June 1995, Mr. Featherstone was the area sales manager for Clarke Publications, Irwindale, California.

     Tom Sollami has served as an officer and director of the Company since 1992. Mr. Sollami has been employed as the Security Coordinator of the Doubletree Hotel, Salt Lake City, Utah, since February 1998.

     Mark A. Scharmann has been vice-president and a director of the Company since February 1997. Since 1979, Mr. Scharmann has been the principal owner of Troika Capital, Inc., Ogden, Utah, a financial consulting company.

Recommendation of Management
----------------------------

     THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE ACQUISITION AGREEMENT ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ACQUISITION PROPOSAL. MANAGEMENT BELIEVES THAT ITS SHAREHOLDERS WILL BENEFIT THROUGH THE STRENGTH, EXPERIENCE AND KNOWLEDGE OF CMC'S SENIOR EXECUTIVE MANAGEMENT IN THE ONGOING DEVELOPMENT OF THE BUSINESS OF THE COMPANY. (SEE "BUSINESS OF CMC.")

     CMC's management has presented the Company's management with a business plan that is focused on emerging opportunities in the business of designing, developing, producing, licensing and marketing geographical digital map technology, including Global Positioning System (GPS) products and navigation systems, Web/Intranet/Internet map displays, digital data integration and referencing, country-wide digital map sets, professional software and mobile asset monitoring/tracking systems. CMC's management intends to aggressively pursue its current business strategy and therefore the Company's shareholders may be able to benefit from any related increased market activity in the Company's Common Stock. There are, however, no assurances that CMC's management will be able to conduct profitable operations or that the Company's shareholders will benefit from increased market activity in the Company's Common Stock. The Board of Directors of the Company has not obtained an independent opinion or other evaluation regarding the fairness of the terms of the Agreement due to the substantial costs in obtaining such an opinion or evaluation.

Accounting Treatment
--------------------

     The proposed acquisition of CMC by the Company will be accounted for as a recapitalization of CMC because the shareholders of CMC will control the Company after the acquisition. Therefore, CMC will be treated as the acquiring entity. There will be no adjustment to the carrying value of the assets or liabilities of CMC in the share exchange. The Company will be the acquiring entity for legal purposes and CMC will be the surviving entity for accounting purposes.

No Legal Opinions or Tax Rulings
--------------------------------

     The proposed acquisition of CMC by the Company is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either the Company or CMC as a result of the acquisition. However, neither the Company nor CMC has requested a tax ruling from the Internal Revenue Service or an opinion of legal counsel with respect to the acquisition. Accordingly, no assurance can be given that the acquisition will qualify as a tax-free reorganization.

     The shares of the Company's Common Stock to be issued to the CMC shareholders will not be registered under the Securities Act of 1933, as amended (the "Act") in reliance on the exemptions from such registration requirements provided by Sections 3(b) and 4(2) of the Act for certain small offerings and for transactions not involving any public offering. In order to claim the availability of such exemptions, the CMC shareholders will be required to make representations to the Company with respect to their acquisition of the Company's shares, such shares will be restricted securities, and the certificates will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom.

Vote Required
-------------

     The vote of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy at the Special Meeting is required to approve the Acquisition Proposal. Members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding stock entitled to vote at the Special Meeting have indicated their intention to vote in favor of the Acquisition Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AQUISITION PROPOSAL.

Business of the Company
-----------------------

     The Company was incorporated on February 14, 1983, in the state of Utah under the name Chelsea Energy Corporation (hereinafter the "Registrant" or the "Company"). In connection with its formation, a total of 1,047,000 shares of its common stock were issued to the founders of the Company. In March 1985, the Company sold 3,000,000 shares of its common stock in connection with a public offering at a price of $0.01 per share. The public offering was registered with the Utah Securities Division pursuant to Section 61-1-10, Utah Code Annotated, as amended. The offering was exempt from federal registration pursuant to Regulation D, Rule 504, promulgated under the Securities Act of 1933, as amended. The Company was initially formed to provide professional consulting services to local government units.

     In April 1989, the Company formed California Cola Distributing Company, Inc. ("CCDCI")under the laws of the state of Delaware as a wholly-owned subsidiary. In May 1989, the Company merged into its subsidiary, CCDCI, in connection with a reincorporation merger. As a result of the reincorporation merger, the Company changed its domicile to the state of Delaware from the state of Utah and changed its name from Chelsea Energy Corporation to California Cola Distributing Company, Inc. In October 1992, the Company effected a sale of its wholly-owned subsidiary, CCDCI to California Cola Group Incorporated, a principal shareholder of the Company and changed the its name to Rexford, Inc.

Current Business Activities
----------------------------

     Since divesting itself of CCDCI, the Company has had no operations and has been seeking potential business acquisitions or opportunities in an effort to commence business operations. The Acquisition Proposal now being presented to the Company's shareholders has been evaluated by the Company as a viable business opportunity based on management's business judgment. Because of the Company's current status having no assets and no recent operating history, the Company has voluntarily filed a registration statement on Form 10SB with the U.S. Securities and Exchange Commission in order to make information concerning itself more readily available to the public. The Company is obligated to file with the Commission certain interim and periodic reports including an annual report containing audited financial statements.

     The Company is considered a development stage company with no assets or capital and with no operations or income since approximately 1992. The costs and expenses associated with the preparation and filing of this information statement and other operations of the Company have been paid for by shareholders of the Company, specifically Mark A. Scharmann (see Security Ownership of Certain Beneficial Owners and Management). The Company has not received a formal commitment from its shareholders and officers or directors to continue to finance the Company's expenses and unless the Acquisition Proposal is approved or the Company is able to obtain significant outside financing, there is substantial doubt about the Company's ability to continue as a going concern.

Selected Financial Data of the Company
--------------------------------------

     The year end financial data included in the table has been selected by the Company and has been derived from the Company's financial statements included in the Company's Annual Report on Form 10KSB for its fiscal year ended September 30, 1998. All financial information for the fiscal years ended September 30, 1998 and 1997 have been examined by Tanner + Co., certified public accountants. The three-month unaudited financial data has been derived from the Company's financial statements included in the Company's Quarterly Report on Form 10QSB for the period ended December 31, 1998 and has been provided by the Company.

                                                             Three
                                                          Months Ended
                                                          December 31,
                                Year Ended September 30,      1998
                                1998          1997         (Unaudited)
                                ----          ----          ---------
Statement of
 Operations Data:

Revenues                      $     -       $     -       $     -
Cost of Sales                 $     -       $     -       $     -
Operating Expenses            $   46,350    $   42,795    $    6,606
Net (loss)                    $  (46,350)   $  (42,795)   $   (6,606)
Net (loss)
 per common  share            $    (0.00)   $    (0.01)   $    (0.00)
Weighted Average
 Shares Outstanding           43,767,000    16,360,000    57,106,420

                                                               At
                                                           December 31,
                                Year Ended September 30,      1998
                                1998          1997         (Unaudited)
                                ----          ----          ---------
Balance Sheet Data:

Current Assets                $      226    $      540    $     -
Current Liabilities           $   11,056    $      590    $   17,436
Work Capital(Deficit)         $  (10,830)   $      (50)   $  (17,436)
Property &
 Equipment (net)              $     -       $     -       $     -
Total Assets                  $      226    $      540    $     -
Long Term Liabilities         $     -       $     -       $     -
Shareholders' Equity (Deficit)$  (10,830)   $      (50)   $  (17,436)

Business of CMC
---------------

     All information with respect to CMC's business activities has been provided by the management of CMC and is presented herein without independent verification. CMC has represented that the information is accurate and complete in all material respects. Financial information regarding CMC has been provided in this Information Statement in the section titled
"Selected Financial Data" below.

     CMC was incorporated in July 1992 in the state of Illinois under the name S&S Publishing, Inc. In March 1994, an amendment was filed to change its name to Just Softworks, Inc. In July 1995, another amendment was filed to change its name to Chicago Map Corporation.

     CMC's core competency is the development, production, licensing and marketing of geographical digital map technology. Use of these technologies are found in products and services such as; consumer-oriented mapping products, GPS (Global Positioning System) navigation systems, Web/Internet/Intranet map displays, digital data integration and referencing, country-wide digital map sets, professional software development, and mobile asset monitoring/tracking. These application solutions operate in various Windows(TM) environments, allowing customers to apply and utilize CMC technologies across a broad range of markets and throughout various countries.

     CMC's versatile mapping technologies make use of numerous detailed and comprehensive geographical databases that include street addresses, road networks, highways, major geographical landmarks, hydrographic features, topographical relief tables and satellite/aerial photography. These full featured displays are complete, flexible and comprehensive enough to meet the mapping needs of individual, corporate, and government users and essentially eliminate the need for standard paper maps.

     Historically, CMC's primary focus has been on the creation of a base line of technologies that can be easily and cost-effectively integrated within a wide range of applications. This allows CMC and its professional staff to directly and indirectly support the development of custom mapping software designed around a base framework of quality data and integration tools. This design model works efficiently for both limited distribution and large volumes. CMC takes advantage of modern programming languages and simplifies and speeds system development via its own proprietary tools, class libraries and professional support.

Strategic Plan
--------------

     Mapping is the representation of the Earth's surface drawn to scale. The history of mapping can be traced to the beginning of time and have long aided in the exploration, discovery and understanding of the world in which we live. The process of creating maps is known as Cartography.

     Cartography is considered both a science and an art. Intertwined with geography, it is intended to present images of our communities, nation or the world. This effort, especially in its infancy, required the creative adaptation of roads, town labeling and landmarks to better aid in referencing these man-made or geographic points of interest. However, the complex and technically oriented world in which business, government and people now operate, has all but eliminated the artistic contribution.

     Today's cartographic community is made up primarily of data gathers and surveyors using sophisticated equipment; such as satellite-aided instruments and computers to map their world. Paper maps are being replaced with or are being generated by advanced software programs. This shift in technology has allowed companies with database manipulation and software expertise, such as CMC, to step forward and help influence and lead this shift in cartography. CMC and its partners continue to maintain a solid background in map software development, CAD (computer aided drafting), GPS transportation movement monitoring and wireless communications. These disciplines have resulted in the creation of a broad range of product and service solutions necessary for the shifting and emerging markets, which demand absolute precision and accuracy in their maps.

Products
--------

CMC offers the following categories of products:

PROFESSIONAL DEVELOPMENT TOOLS - CMC has created a range of countrywide and worldwide development tools. These tools allow software programmers to integrate quality map displays into third-party applications. The map-imaging tool can represent a significant portion of the application or an isolated feature. Prior to any internal or external distribution of customized applications, a company must first establish a distribution licensing arrangement with CMC. The following products are marketed as part of the CMC's Professional Development Tool product line:

MapOCX (USA): Full-featured map display tool that includes a detailed street-level map database of the entire United States.

MapOCX Pro (USA): Advanced development tools that include a detailed street-level map database of the entire United States. Capabilities of the MapOCX
(USA) are also accessible within the Pro product.

MapOCX (Canada): Integration of street-level map data for all of Canada within an independent development tool. First software effort to market a national map database and display engine into the Canadian market.

MapOCX (South Africa): Integration of street-level map data for select major metropolitan cities and major road networks of South Africa. First development tool released into the South African market that includes detailed map data and display engine.

MapOCX (World): Low resolution map display of the entire world. Data includes country-level highway networks, population centers, political boundaries and much more. Raster image integration provides enhanced detailing.

MapOCX (Geocoder - USA): CMC provides a tool to accurately assign X,Y coordinates to geographically reference US data sets. Referencing is based on existing postal routes.

TECHNOLOGY LICENSING - CMC actively licenses its technologies and map display engines throughout the world. This wide spread distribution of applications and development tools has allowed CMC to achieve market dominance in many key markets. Research has shown that the current number of active accounts represents a very small portion of the overall market opportunity. Most of this opportunity remains uncommitted due to a lack of awareness within the marketplace.

PROGRAMMING AND CUSTOMER DEVELOPMENT SERVICES - These services include:

CUSTOM PROGRAMMING: CMC provides programming services for creating, customizing and altering software applications. Programming languages include all major Windows(TM) visual development languages. Specialization includes GPS, wireless communication, geocoding, fleet tracking and other transportation and geographical referencing applications.

TECHNICAL CONSULTING: Assisting companies in the design and development phase of third-party applications. Often, companies find that they lack some of the background and knowledge base requirements demanded in geographic map development. Involvement is limited by the needs of the customer.

TECHNICAL WRITING: CMC participates in a variety of technical writing tasks. These tasks include Help files creation and the drafting of programming specifications.

GOVERNMENT CONTRACTS - CMC was recently awarded a key development project with the United States Geological Survey (USGS). Acquiring this contract will allow CMC to influence the distribution and availability of existing and future government collected geographic data. This effort has been reborn after years of inactivity, and is poised to leverage new technologies into one of the greatest data transfers involving the US government.

The National Atlas of the United States of America: The primary purpose of this effort is to design, develop, distribute and maintain a new version of The National Atlas of the United States of America(TM) for the American people. New technologies make it possible to broaden the scope and coverage of the National Atlas as a major reference resource for the American people. By extending the National Atlas beyond that of static print publication, CMC envisions interactive multi-media, multi-formatted electronic platform for the use and integration of Government data. This allows access to the vast library of geo-referenced data sources to be contained within the same application.

CMC's participation in the National Atlas program is intended to result in the creation of products and services that can and will be marketed by CMC and its licensees, to both the private and public sector. Design of these products will be based principally upon market research looking into the interests and desires of the buying sector.

The future opportunity and potential of this project is both difficult and challenging to fully define at this point. It is without question that with proper and well-conceived planning this project will certainly extend beyond the limits of a single retail CD-ROM application or any single Web-site.

INTERNATIONAL MAP DATA - CMC has determined that there is an untapped demand for international digital maps and that there are few companies that offer adequate solutions. CMC will continue to obtain key licenses to resell or license countrywide data for countries where adequate market opportunity exists. The following countries have been identified for expansion in the next twelve months:

Canada
Mexico (Under development)
South Africa (Under development)
North America (Under development)
South America
Western Europe
World data (Under development)

CONSUMER RETAIL - Historically, CMC has been actively involved in the distribution of its map technology to the Consumer Retail market. Products have been sold through software distribution channels to major software retailers. Over the past few years, additional distribution has included direct and mail-order sales. CMC will continue to pursue these distribution efforts in addition to the newly developing E (electronic)-commerce over the Internet. CMC will develop products to satisfy the demands for quality map products. Current products distributed by CMC include:

Precision Mapping Streets: This is the first mass-market product developed by CMC. It includes features that allow the user to locate specific locations on the map, create custom images and print an endless variety of maps.

Precision Mapping Traveler: Integrating CMC's new routing technology, this software will help anyone in getting between any two points within the US. Additional features make it possible to interface GPS data showing the user's current location. Create and maintain a detailed database of destinations and beginning points.

Precision Mapping Quick-Finder: Distributed through a number of strategic licensing relations, Quick-Finder is the most widely distributed mapping application in the US. It is a simplified version of the Precision Mapping Streets program.

Precision Mapping Quick-Router: Similar to the Quick-Finder, Quick-Router is a budget software program. Using CMC's routing technology, the program will quickly generate a series of routes between any two US cities.

PROFESSIONAL RETAIL - Products within this category are considered advanced mapping applications designed for specific markets or industries. At this time only one product falls within this product line. Others are under consideration at this time.

LAND ANALYSIS: A multi-layered application designed for the real estate industry. It allows anyone involved in the sale, lease or transfer of property or land to determine key conditions that may negatively impact future values. These include floodwater determination, topographic relief, toxic waste sites, road locations and more.

INTERNET MAPPING - With the rapid growth and expansion of the Internet, CMC has taken major efforts to develop a mapping product line specifically for the Web. The products listed below represent a sampling of current applications:

MapMania: CMC's first effort in developing a Web-based mapping application. Used by companies to help guide customers to key locations or for searching addresses and cities throughout the US. Based on CMC's US data set, nothing has been sacrificed to ensure quality images.

Internet MapOCX (USA): CMC has recently created a Web development tool specifically to meet the needs of programmers needing map images on their Web sites. This product includes a complete street-level database of the US.

Internet MapOCX (Canada): Expanding its presence in Canada, CMC offers a Web development tool that includes a street-level database of the country. The application is used primarily on select Intranet sites at this time due to licensing restrictions.

Internet MapOCX (World): A Web development tool for displaying worldwide geographic maps. Using the highest quality data available, the product is designed to interface third-party data with low-resolution country data.

Markets
-------

     Computerized-mapping technologies can contain a limitless amount of geographic information and geographically referenced content. This facilitates and encourages the use of this electronic medium into a broad range of industries and markets. After carefully researching the broad demand for electronic mapping technology, CMC has positioned itself to service a variety of companies and organizations. Furthermore, considering the diverse nature of CMC's products and their utility when matched with generalized third-party data, CMC is well positioned to be influential in the US and numerous international marketplaces to meet this growing demand.

     At this time, CMC's technologies are being used across a wide variety of markets and industries including the following:

Aerial/Satellite Imagery                   Consumer Retail
Consumer Vehicle Tracking and Recovery     Delivery Systems
Demographic Analysis                       Direct Mail
Emergency Response                         Entertainment
Fleet Vehicle Tracking                     Flood Water Analysis
Geo-Science Research                       Hazardous Waste Management
Insurance Planning & Adjustments           Integrated Phone Information
Marine (Inland and Coastal Waterways)      Marketing Analysis and Research
Mobile Asset Management                    Motivational Marketing
OEM GPS Manufacturers                      Oil and Gas Research
In-Vehicle Navigation                      Pipeline Management
Portable Navigation Devices                Public Safety
Presentation Maps                          Real Estate Property Analysis
Surveying                                  Telecommunications
Thematic Mapping                           Topographic Determination
Transportation                             Utility Management
Weather Maps                               Web/Internet/Intranet Applications

     Although CMC has historically targeted the US marketplace, there is a significant shift to incorporate sales into other countries. The strategic licensing and acquisition of global and international data sets has enabled CMC to develop products that effectively support non-US mapping software markets. In 1997, approximately 99% of CMC's revenues were generated within the United States while the remaining 1% was generated in international markets. CMC is one of the few that are capable of integrating international map data sets and a map viewing engine that is appropriate for both consumer and professional products. Recent developments include a data set for the World, Canada, Mexico, South Africa and South America. These will continue to improve CMC's international presence and diversify its product and customer mix.

Competition
-----------

     CMC's products, services, and innovative map technologies are well received in the many markets it supports. The mapping industry recognizes the CMC's strong position as its clients, strategic partners, and competitors acknowledge their superior product capabilities, broad industry appeal, and solution-oriented focus. CMC delivers practical cost-effective results to fulfill its customer's varied needs. This is achieved through flexible (CMC provides custom programming services and applications), comprehensive (CMC offers a variety of solutions for both broad range and vertical niches within the worldwide digital mapping industry) and cost-effective (CMC's products are appropriate for large quantity and limited distribution) products and services. For the past six years extensive development efforts have been put in place that now allow CMC to establish strategic relationships and release numerous products and services that can efficiently support a number of divergent and varied markets both within and outside of the US. At this time, CMC does not recognize any direct competitor that offers similar capabilities as those supported by CMC.

Sales and Marketing
-------------------

     CMC has developed an overall marketing strategy that has allowed CMC to carve out a solid niche for itself in the emerging map software industry.
With a product line that ranges from various consumer software applications to professional development tools and beyond, the sales force is afforded numerous applications and options to offer each customer. It is typical for many customers to "grow" into a more advanced product. Initial introduction often begins with a basic retail application and later blossomed into customized applications adjusted to meet the specific needs of the customer.

     The retail, mail order and direct sales efforts by CMC have proven to be a positive way to educate companies and end user on the capabilities and quality of CMC's technologies. CMC has also promoted its products and corporate image through advertising in industry publications and attendance/exhibiting at numerous trade shows and seminars. CMC personnel are often sought after for appearance at industry specific events that require a well-proven knowledge of the market place. These strategies have resulted in numerous referrals and more business than CMC can handle with its existing staff. CMC's competitive position in the marketplace is well positioned due to flexibility in delivering cost-effective solutions and broad product offerings.

     As the sales cycle is a high-level process, a team is required to make sales presentations as needed when pursuing leads and referrals. The entire staff is, however, responsible for developing client contacts and maintaining CMC's excellent reputation.

Customer Dependence
-------------------

     Due to the nature of CMC's marketing practices and the diverse markets it serves, clients rarely represent a large percentage of CMC's sales on an ongoing basis. At this time no company or individual account represents more than 5% of annual sales.

Patents, Copyrights and Trademarks
----------------------------------

     CMC owns or has properly filed for all of the necessary patents, copyrights and trademarks for its applications, development tools and proprietary map databases. Unlike most software development companies that use components created by third-party developers, CMC has chosen to create all necessary programming tools for its products. This eliminates any reliance on other companies for updates, maintenance as well as eliminating any licensing or royalty requirements. The only exception has been the licensing of map data used in the Canadian, South African and World Atlas products. These databases are licensed from well-established companies through long-term agreements, which are beneficial to CMC.

Selected Financial Data of CMC
------------------------------

     The year end financial data included in the table has been selected by CMC and has been derived from the CMC's balance sheets at December 31, 1998 and 1997 and statements of operations for its fiscal years ended December 31, 1998, 1997 and 1996. All financial information has been examined by Hutton Nelson & McDonald LLP, certified public accountants.

                                     Year Ended December 31,
                                1998          1997            1996
                                ----          ----            ----
Statement of
 Operations Data:

Revenues                       $1,175,295    $1,934,433    $1,597,616
Cost of Sales                  $  333,357    $  890,586    $  759,662
Operating Expenses             $  765,202    $1,081,036    $  708,002
Net income(loss)               $   63,636    $  (38,116)   $  128,086
Net earnings (loss)
 per common share              $     6.36    $    (3.81)   $    12.81
Weighted Average
 Shares Outstanding                10,000        10,000        10,000


                                    At December 31,
                                  1998          1997
                                  ----          ----
Balance Sheet Data:

Current Assets                   $  177,714    $  188,679
Current Liabilities              $   13,471    $   14,550
Work Capital                     $  164,243    $  174,138
Property & Equipment (net)       $   32,132    $   51,705
Total Assets                     $  264,696    $  262,414
Long Term Liabilities            $     -       $     -
Shareholders' Equity             $  251,225    $  247,864

Market Price of the Company's Common Stock
------------------------------------------

     The following table sets forth, for the respective periods indicated, the prices of the Company's Common Stock in the over the counter market as reported by a market maker on the NASD'S OTC Bulletin Board. Such over the counter market quotations are based on inter-dealer bid prices, without markup, markdown or commission, and may not necessarily represent actual transactions. At April 9, 1999, the bid and ask quotations for the Company's Common Stock as quoted on the OTC Bulletin Board were $0.02 and $0.10 respectively.

                                                   Bid Quotation
                                                   -------------
Fiscal Year 1999                          High Bid*             Low Bid*
----------------                          --------              -------

Quarter ended 12/31/98                    $0.10                 $0.02
Quarter ended 3/31/99                     $0.10                 $0.02

Fiscal Year 1998                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 12/31/97                    $ N/A                 $ N/A
Quarter ended 3/31/98                     $ N/A                 $ N/A
Quarter ended 6/30/98                     $ N/A                 $ N/A
Quarter ended 9/30/98                     $ N/A                 $ N/A

Fiscal Year 1997                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 12/31/96                    $ N/A                 $ N/A
Quarter ended 3/31/97                     $ N/A                 $ N/A
Quarter ended 6/30/97                     $ N/A                 $ N/A
Quarter ended 9/30/97                     $ N/A                 $ N/A

     To the best knowledge of management of the Company, prior to September 30, 1998, there was no reported bid or ask prices for the Company's Common Stock and there was no trading of the Company's Common Stock during is fiscal years ended September 30, 1998 and September 30, 1997.

     The number of shareholders of record of the Company's Common Stock as of March 26, 1999, was approximately 75.

     The Company has not paid any cash dividends to date and does not anticipate paying dividends in the foreseeable future.

Proforma Combined Financial Data
--------------------------------
                                       REXFORD, INC.
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     DECEMBER 31, 1998
                                        (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(S)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
ASSETS
Current assets
  Cash                              $       -     $     71,526  $   (62,300)(c)   $     9,226
  Accounts receivable                       -           98,175                         98,175
  Inventories                               -            8,013                          8,013
                                    ------------  ------------  -----------      ------------
Total Current Assets                        -          177,714      (62,300)          115,414
                                                  ------------  -----------      ------------
Property and equipment                      -          111,762       12,300 (c)       124,062
Accumulated depreciation                    -           79,625          879 (c)        80,504
                                    ------------  ------------  -----------      ------------
                                            -           32,137       11,421            43,558
                                    ------------  ------------  -----------      ------------
Other assets                                -           54,845       48,546 (c)       103,391
                                    ------------  ------------  -----------      ------------
Total Assets                        $       -     $    264,696  $    (2,333)     $    262,363
                                    ============  ============  ===========      ============


LIABILITIES AND
 STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
  Bank overdraft                    $      3,765  $       -     $      -         $      3,765
  Accounts payable                         1,750         5,740         -                7,490
  Accrued liabilities                       -            7,731      209,774 (b)       217,505
  Advance from related party              11,921          -            -               11,921
                                    ------------  ------------  -----------      ------------
Total current liabilities                 17,436        13,471      209,774           240,681
                                    ------------  ------------  -----------      ------------
Stockholders' equity (deficit)
  Common Stock                            57,106       (45,106)         500(c)(d)      11,500
  Additional paid-in capital             130,821        84,724         -              215,545
  Retained earnings                     (205,363)      212,607     (212,607)(b)(c)   (205,363)
                                    ------------  ------------  -----------      ------------
Total stockholders' equity (deficit)     (17,436)      251,225     (212,107)           21,682
                                    ------------  ------------  -----------      ------------
Total liabilities and
 stockholders' equity (deficit)     $       -     $    264,696  $    (2,333)     $    262,363
                                    ============  ============  ===========      ============

(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation through an exchange of common stock subsequent to a 1 for 70 reverse stock split by Rexford, Inc.

(b) To reflect the declaration by the board of directors of Chicago Map Corporation of a cash dividend of $209,774 on all outstanding shares of common stock as of January 4, 1999.

(c) To reflect the purchase of certain assets of TRIUS, Inc. on March 12, 1999 for $62,300 in cash and the issuance of 2,198 shares of common stock of Chicago Map Corporation.

(d) To reflect the issuance of 2,802 shares of common stock of Chicago Map Corporation in connection with stock bonus to an officer and an employee of the Company.

/TABLE

                                       REXFORD, INC.
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                               YEAR ENDED SEPTEMBER 30, 1998
                                        (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(S)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
Sales                               $       -     $  1,175,295  $       -        $  1,175,295
Cost of sales                               -          333,357          -             333,357
                                    ------------  ------------  ------------     ------------
Gross profit                                -          841,938          -             841,938
Administrative expense                    46,350       765,202         2,833(b)(c)    814,385
                                    ------------  ------------  ------------     ------------
Income (loss) from operations            (46,350)       76,736        (2,833)          27,553
Other expense
  Loss on disposition of assets             -          (13,100)         -             (13,100)
                                    ------------  ------------  ------------     ------------
Net income (loss)                   $    (46,350) $     63,636  $     (2,833)    $     14,453
                                    ============  ============  ============     ============

Average common shares outstanding     43,767,000   (32,267,000)         -          11,500,000
                                    ============  ============  ============     ============

Earnings (loss) per common share    $      (0.00)                                $       0.00
                                    ============                                 ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(b) To reflect the depreciation and amortization in connection with the acquisition of certain assets of Tirus, Inc. by Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(c) To reflect stock bonus to an officer and an employee of Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


                                       REXFORD, INC.
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                           THREE MONTHS ENDED DECEMBER 31, 1998
                                       (Unaudited)

                                                     PRO FORMA ADJUSTMENTS
                                                     ---------------------
                                    HISTORICAL    ACQUISITION(S)   OTHER          PRO FORMA
                                    ------------  ------------  ------------     ------------
Sales                               $       -     $    323,010  $       -        $    323,010
Cost of sales                               -           98,765          -              98,765
                                    ------------  ------------  ------------     ------------
Gross profit                                -          224,245          -             224,245
Administrative expense                     6,606       195,753           918(b)(c)    203,277
                                    ------------  ------------  ------------     ------------
Net income (loss)                   $     (6,606) $     28,492  $       (918)    $     20,968
                                    ============  ============  ============     ============

Average common shares outstanding     43,767,000   (32,267,000)         -          11,500,000
                                    ============  ============  ============     ============

Earnings (loss) per common share    $      (0.00)                                $       0.00
                                    ============                                 ============


(a) To reflect the acquisition of all of the issued and outstanding shares of common stock of
Chicago Map Corporation as if the transaction had been commpleted at the beginning of the period.

(b) To reflect the depreciation and amortization in connection with the acquisition of certain assets of Tirus, Inc. by Chicago Map Corporation as if the transaction had been completed at the beginning of the period.

(c) To reflect stock bonus to an officer and an employee of Chicago Map Corporation as if the transaction had been completed at the beginning of the period.


     The unaudited pro forma condensed consolidated financial statements have been prepared by management based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented above are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future financial results of operations or of the financial position or results of operations that would have actually occurred had the transaction between the Company and CMC been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the acquisition only from the closing date of the acquisition.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company and Chicago Map Corporation.

                            EXECUTIVE COMPENSATION

     The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. The Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended September 30, 1998, 1997 and 1996, nor at any time during 1998, 1997 or 1996. Further, the Company has not entered into an employment agreement with any of its officers, directors or any other persons. As of the date hereof, no such persons have accrued any compensation from the Company.

Summary Compensation Table
--------------------------

     The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at September 30, 1998) the end of the Company's last completed fiscal year:

                                                     Long Term Compensation
                                                     ----------------------
                           Annual Compensation       Awards         Payouts
                           -------------------       ------         -------
Name and Principal                                   Restricted
Position                         Bonus  Other Annual   Stock   Options/  LTIP     All Other
------------------  Year  Salary  ($)   Compensation   Awards    SARs   Payout   Compensation
                    ----  ------ -----  ------------ ---------- ------- ------   ------------

Dennis Blomquist,
President & C.E.O.  1998   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-
                    1997   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-
                    1996   $-0-   $-0-   $   -0-       $-0-      $-0-    $-0-     $-0-

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table set forth as of March 26, 1999, the name and address and number of shares of the Company's Common Stock held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 70,000,000 shares of Common Stock issued and outstanding, and the name and shareholdings of each director and of all officers and directors as a group. The table also indicates the number of shares and percent of class to be held following the acquisition by each person nominated for election as a director of the Company. All such persons are directors of CMC.

                            Prior to Reorganization   After Reorganization (2)
                            -----------------------   ------------------------
                            Number of      Percent    Number of       Percent
Name and Address            Shares (1)     of Class   Shares Owned    of Class
----------------            ------------   --------   --------------  --------
Principal Shareholders:

Dennis Blomquist            9,644,212         13.78       137,774        1.20
777 East Main St. #210
Scottsdale, AZ  85251

Mark A. Scharmann          55,109,000 (3)     78.72       787,271        6.84
1661 Lakeview Circle
Ogden, UT  84403

Current Officers and Directors:

Dennis Blomquist                     --------See Table Above--------
Ron A. Featherstone           150,000           .21         2,143         .02
Mark A. Scharmann                    --------See Table Above--------
Tom Sollami                   150,000           .21         2,143         .01
                           ----------         -----       -------        ----
All Officers and Directors
 as a Group (4 Persons)    65,053,212         92.93       929,331        8.08
                           ==========         =====       =======        ====

Nominees of Election of Directors:

Steven J. Peskaitis              -              -       7,235,970       62.92
Mike Barnett                     -              -         448,700        3.90
Paris Karahalios                 -              -         730,000        6.35
Thomas W. Rieck                  -              -            -            -
                           ----------         -----    ----------       -----
All Nominees for Election
 as a Group (4 Persons)          -              -       8,414,670       73.17
                           ==========         =====    ==========       =====
--------------------------------
(1) All shares are owned directly or indirectly, beneficially and of record and the shareholder has sole voting, investment and dispositive power.

(2) Gives effect to the 1-for-70 Reverse Split.

(3) Includes 10,000 shares of Common Stock beneficially held of record by Troika Capital Investment, of which Mr. Scharmann is the principal owner and shareholder and 50,000 shares beneficially held of record by Rachel Leslie, the spouse of Mr. Scharmann, and which Mr. Scharmann disclaims beneficial ownership.

            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS


Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

     The Company's Common Stock was recently registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in connection therewith, directors, officers, and beneficial owners of more than 10% of the Company's Common Stock are required to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership of the Company's Common Stock. The following table sets forth as of April 9, 1999, the name and position of each person that failed to file on a timely basis any reports required pursuant to Section 16 of the Exchange Act.
                                                    Report to
Name of Person              Position                be Filed
--------------              --------                ------------

     None                      N/A                      N/A


Shareholder Advances and Debt Conversion
----------------------------------------

     Mark A. Scharmann, an officer and director of the Company, has periodically advanced money to the Company during the years ended September 30, 1998 and 1997 and the six-month period ended December 31, 1998. Any outstanding advances made by Mr. Scharmann bear interest at a rate of 10% and have no maturity date. At September 30, 1997, the Company issued 23,024,015 shares of Common Stock, valued at approximately $0.002 per share, to Mark A. Scharmann, in exchange for the conversion of $46,048 of advances and accrued interest payable by the Company. On June 29, 1998, the Company issued an additional 17,785,406 shares of its Common Stock, valued at approximately $0.002 per share, to Mr. Scharmann, in exchange for the conversion of approximately $35,571 of advances and accrued interest payable by the Company. At December 31, 1998, the advances made by Mr. Scharmann totaled $11,921. Subsequent to September 30, 1998, the Company issued 12,893,580 shares of Common Stock to Mr. Scharmann in exchange for the conversion of all advances and accrued interest payable by the Company.

      The securities issued in the foregoing transactions were issued in reliance on the exemption from registration and the prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), set forth in section 3(b) and/or section 4(2) of the Securities Act and the regulations promulgated thereunder. The individual receiving the shares is an officer and director of the Registrant and is deemed to be an "accredited investor" as that term is defined under Rule 501 of the Regulation D of the Securities Act.

                              SHAREHOLDER PROPOSALS


     No proposals have been submitted by shareholders of the Company for consideration at the Special Meeting. It is anticipated that the next annual meeting of shareholders will be held during March 2000. Shareholders may present proposals for inclusion in the Information Statement to be mailed in connection with the next annual meeting of shareholders of the Company, provided such proposals are received by the Company no later than 90 days prior to such meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.


                                 OTHER MATTERS


     Management does not know of any business other than referred to in the Notice which may be considered at the meeting. If any other matters should properly come before the Special Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

                                         REXFORD, INC.
                                         By order of the Board of Directors


                                         /S/ Dennis Blomquist, President


Salt Lake City, Utah
April __, 1999

                          CHICAGO MAP CORPORATION

                           REPORT ON EXAMINATION

                    YEARS ENDED DECEMBER 31, 1998 AND 1997

Hutton Nelson & McDonald LLP
Certified Public Accountants
1815 South Meyers Road Suite 550
Oakbrook Terrace, Illinois 60181-5230
630/495-5400   FAX 630/495-0561


                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Chicago Map Corporation

     We have audited the accompanying balance sheets of Chicago Map Corporation as of December 31, 1998 and 1997, and the related statements of income (loss), changes in shareholders' equity, and cash flows for each of the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chicago Map Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years ended December 31, 1998, in conformity with generally accepted accounting principles.

/S/Hutton, Nelson & McDonald LLP

Oakbrook Terrace, Illinois
March 17, 1999

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS

                                 ASSETS

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current assets
   Cash                                             $ 71,526 $ 76,091
   Accounts receivable, less allowance for
     doubtful accounts of $25,000 and $100,000        98,175   89,501
   Inventories                                         8,013   19,287
   Prepaid expenses                                     -       3,800
                                                      ------   ------

        Total current assets                         177,714  188,679
                                                     =======  =======

Property and equipment
   Leasehold improvements                              3,971   16,072
   Furniture and equipment                           107,791  102,604
                                                     -------  -------

   Accumulated depreciation                           32,137   51,705
                                                      ------   ------

Other asset
   Computer software costs, net of accumulated
     amortization of $16,343 in 1998                  54,845   22,030
                                                      ------   ------

                                                    $264,696 $262,414
                                                     =======  =======







The accompanying notes are an integral part of these financial statements.

                        CHICAGO MAP CORPORATION
                            BALANCE SHEETS
                              (continued)

                  LIABILITIES AND SHAREHOLDERS' EQUITY

                                                        December 31,
                                                       1998      1997
                                                     -------   -------

Current liabilities
   Accounts payable                                 $  5,740  $  2,123
   Accrued liabilities
     Payroll taxes                                     7,731    11,500
     Income taxes                                       -          927
                                                       -----    ------

        Total current liabilities                     13,471    14,550
                                                      ------    ------

Shareholders' equity
   Common stock, no par value; authorized
     100,000 shares; issued and outstanding
     10,000 shares                                     1,000     1,000
   Retained earnings                                 250,225   246,864
                                                     -------   -------

                                                     251,225   247,864
                                                     -------   -------

                                                    $264,696  $262,414
                                                     =======   =======












The accompanying notes are an integral part of these financial statements.

                            CHICAGO MAP CORPORATION
                           STATEMENTS OF INCOME (LOSS)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Sales                                      $1,175,295  $1,934,433  $1,597,616
Cost of sales                                 333,357     890,586     759,662
                                            ---------   ---------   ---------

Gross profit                                  841,938   1,043,847     837,954
Administrative expense                        765,202   1,081,036     708,002
                                              -------   ---------     -------

Income (loss) from operations                  76,736     (37,189)    129,952
Other expense
   Interest Expense                              -           -           (138)
   Loss on disposition of assets              (13,100)       -           -
                                               ------      ------     -------

Income (loss) before income taxes              63,636     (37,189)    129,814
Income taxes                                     -            927       1,728
                                               ------      ------     -------

Net income (loss)                            $ 63,636   $ (38,116)  $ 128,086
                                               ======      ======     =======

Average common shares outstanding              10,000      10,000      10,000
                                               ======      ======      ======

Earnings (loss) per common share               $ 6.36      $(3.81)     $12.81
                                               ======      ======      ======














The accompanying notes are an integral part of these financial statements.

                             CHICAGO MAP CORPORATION
                   STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                     Common Stock            Retained
                                    Shares   Amount          Earnings
                                    ------   ------          --------

Balance, January 1, 1996            10,000   $1,000          $287,949
   Net income                                                 128,086
   Cash distributions                                         (68,635)
                                    ------    -----           -------

Balance, December 31, 1996          10,000   $1,000           347,400
   Net income                                                 (38,116)
   Cash distributions                                         (62,420)
                                    ------    -----           -------

Balance, December 31, 1997          10,000   $1,000           246,864
   Net income                                                  63,636
   Cash distributions                                         (60,275)
                                    ------    -----           -------

Balance, December 31, 1998          10,000   $1,000          $250,225
                                    ======    =====           =======















The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS

                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------
Cash flows from operating activities:
   Cash received from customers            $1,141,761  $1,775,213  $1,748,237
   Cash paid to suppliers and employees    (1,028,544) (1,859,751) (1,389,739)
   Interest paid                                 -           -           (138)
   Income taxes paid                             (927)     (1,728)     (2,613)
                                            ---------   ---------   ---------

        Net cash provided by (used in)
          operating activities                112,290     (86,266)    355,747
                                              -------      ------     -------

Cash flows from investing activities:
   Proceeds from sale of equipment                425        -           -
   Capital expenditures                        (7,847)    (17,880)    (47,958)
   Payment of computer software costs         (49,158)    (22,030)       -
                                               ------      ------      ------

        Net cash used in investing
          activities                          (56,580)    (39,910)    (47,958)
                                               ------      ------      ------

Cash flows from financing activities:
   Payments on loan from shareholder             -           -         (6,827)
   Cash distributions paid to shareholders    (60,275)    (62,420)    (68,635)
                                               ------      ------      ------

        Net cash used in financing
          activities                          (60,275)    (62,420)    (75,462)
                                               ------      ------      ------

Net increase (decrease) in cash                (4,565)   (188,596)    232,327
Cash at beginning of year                      76,091     264,687      32,360
                                               ------     -------     -------

Cash at end of year                          $ 71,526    $ 76,091    $264,687
                                               ======      ======     =======







The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                           STATEMENTS OF CASH FLOWS
                                 (continued)


                                                  Year Ended December 31
                                               1998        1997        1996
                                            ---------   ---------   ---------

Reconciliation of net income (loss)
  to net cash provided by (used in)
  operating activities:

Net income (loss)                            $ 63,636   $(38,116)   $ 128,086
                                               ------     ------      -------

Adjustment to reconcile net income (loss)
  to net cash provided by (used in)
  operating activities:
   Depreciation                                13,890     13,222        5,893
   Amortization of computer software costs     16,343       -            -
   Amortization of organization costs            -            17           25
   Loss on disposition of assets               13,100       -            -
   Change in assets (increase) decrease:
     Accounts receivable                       (8,674)   (36,550)     281,423
     Inventories                               11,274     12,812       (7,638)
     Prepaid expenses                           3,800       -          (3,800)
   Changes in liabilities increase
    (decrease):
     Accounts payable                           3,617    (38,732)     (52,006)
     Accrued liabilities                       (4,696)     1,081        3,764
                                               ------     ------       ------

        Total adjustments                      48,654    (48,150)     227,661
                                               ------     ------      -------

Net cash provided by (used in)
  operating activities                       $112,290   $(86,266)    $355,747
                                              =======     ======      =======










The accompanying notes are an integral part of these financial statements.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS

NATURE OF OPERATIONS

     The Company creates technologies and software tools which provide for the design and development of mapping and geographic products sold to customers located throughout the world.

SUMMARY OF ACCOUNTING POLICIES

     Revenue Recognition - The Company records sales and related profits as product is shipped and services are rendered.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Inventories - Inventories are priced at the lower of cost, determined by the first-in, first-out method, or market.

     Property and Equipment - Property and equipment are recorded at cost. Expenditures for renewals and betterments which extend the life of such assets are capitalized. Maintenance and repairs are charged to expense as incurred. Differences between amounts received and net carrying value of assets retired or disposed of are charged or credited to income.

     Depreciation - Depreciation is charged to income using straight-line and accelerated methods based on the estimated useful lives of the assets.

     Computer Software Costs - Costs related to the purchase and development of computer software are amortized on a straight-line basis over twenty-four months. Amortization expense charged to income was $16,343 in 1998. No amortization was charged to income in 1997 and 1996.

     Income Taxes - The Company has elected S corporation status for income tax purposes. Under this election, the Company is not liable for federal income taxes, but is liable for certain state income and replacement taxes. Federal taxable income and tax credits flow through to the shareholders to be reported on their individual income tax returns.

     Earnings Per Common Share - Earnings (loss) per common share are computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year.

CASH

     During 1998 and 1997, the Company maintained an operating account with a bank which at times exceeded the federally insured limit of $100,000. The bank has a strong credit rating and management considers any risk to be minimal.

                           CHICAGO MAP CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                (continued)

DEPRECIATION

     Depreciation was charged to income, based on the estimated useful lives of the assets, in the following amounts:

                              1998     1997     1996     Estimated Life-Years
                              ----     ----     ----     --------------------

Leasehold improvements     $   260  $   428  $   194        31-39
Furniture and equipment     13,630   12,794    5,699         5-7
                            ------   ------    -----

                           $13,890  $13,222  $ 5,893
                            ======   ======    =====

TRANSACTION WITH RELATED PARTY

     The Company leases office facilities on a month-to-month basis from a shareholder at a monthly rental of $3,000. Rent expense charged to income amounted to $36,000 in 1998, 1997 and 1996.

SUBSEQUENT EVENTS

     On January 4, 1999, the Board of Directors declared a $240,000 cash distribution to the shareholders provided such amount does not exceed the Company's Accumulated Adjustment Account which is part of retained earnings as shown on the Balance Sheets.

     On March 12, 1999, the Company acquired certain assets of TRIUS, Inc. for $62,300 in cash and 2,198 shares of common stock of Chicago Map Corporation. The principal business of TRIUS, Inc. is the development of computer software technologies. In connection therewith, the Board of Directors approved a stock bonus of 2,802 shares to be issued to an officer and an employee of the Company.